Exhibit 10.13

Sales Contract

Party A: Tianjin Joway Textile Co., Ltd.

Party B: Shenyang Joway Industrial Development Co., Ltd.

Party A and Party B have reached an agreement through friendly consultation to conclude the following contract.

1. Party A agrees to buy the undermentioned goods on the terms and conditions stated below:

Name of Commodity	Specifications	Quantity	Unit Price	Total Value
Tourmaline products		Refer to list

Amount : NINE HUNDRED AND THIRTY TWO THOUSAND NINE HUNDRED AND FOURTEEN YUAN AND FORTY FEN

2. Rights, interests and obligations of each party

(1) Through the friendly negotiation of both sides, Party A shall pay by installments during the production operational process.

(2) Party B shall deliver all the goods within five working days upon signing the contract.

(3) Upon the acceptance of the goods by Party A, Party B shall provide added value tax invoice to Party A.

(4) Party B will be responsible for the quality of goods he provided.

3. Matters not mentioned herein, if any, may be friendly negotiated by the parties hereto. In case the agreement cannot be reached, any party may summit the dispute to the exclusive jurisdiction of a competent court of jurisdiction over the matter.

4. This contract is executed in duplicate, one for each, and shall enter into force after being signed and sealed by both parties.

Party A:

Representative:

Stamped: Tianjin Joway Textile Co., Ltd.

Dec. 20, 2009

Party B:

Representative:

Stamped: Shenyang Joway Industrial Development Co., Ltd.

Dec. 20, 2009

Sales Contract

Party A: Tianjin Joway Textile Co., Ltd.

Party B: Shenyang Joway Industrial Development Co., Ltd.

Party A and Party B have reached an agreement through friendly consultation to conclude the following contract.

1. Party A agrees to buy the undermentioned goods on the terms and conditions stated below:

Name of Commodity	Specifications	Quantity	Unit Price	Total Value
Tourmaline products		Refer to list

Amount : ONE HUNDRED AND EIGHTY SEVEN THOUSAND ONE HUNDRED AND THIRTY FIVE YUAN AND TWENTY NINE FEN

2. Rights, interests and obligations of each party

(1) Through the friendly negotiation of both sides, Party A shall pay by installments during the production operational process.

(2) Party B shall deliver all the goods within five working days upon signing the contract.

(3) Upon the acceptance of the goods by Party A, Party B shall provide added value tax invoice to Party A.

(4) Party B will be responsible for the quality of goods he provided.

3. Matters not mentioned herein, if any, may be friendly negotiated by the parties hereto. In case the agreement cannot be reached, any party may summit the dispute to the exclusive jurisdiction of a competent court of jurisdiction over the matter.

4. This contract is executed in duplicate, one for each, and shall enter into force after being signed and sealed by both parties.

Party A:

Representative:

Stamped: Tianjin Joway Textile Co., Ltd.

Jan. 15th, 2009

Party B:

Representative:

Stamped: Shenyang Joway Industrial Development Co., Ltd.

Jan. 15th, 2009

Sales Contract

Party A: Tianjin Joway Textile Co., Ltd.

Party B: Shenyang Joway Industrial Development Co., Ltd.

Party A and Party B have reached an agreement through friendly consultation to conclude the following contract.

1. Party A agrees to buy the undermentioned goods on the terms and conditions stated below:

Name of Commodity	Specifications	Quantity	Unit Price	Total Value
Tourmaline products		Refer to list

Amount : FOUR HUNDRED AND TEN THOUSAND YUAN ONLY

2. Rights, interests and obligations of each party

(1) Through the friendly negotiation of both sides, Party A shall pay by installments during the production operational process.

(2) Party B shall deliver all the goods within five working days upon signing the contract.

(3) Upon the acceptance of the goods by Party A, Party B shall provide added value tax invoice to Party A.

(4) Party B will be responsible for the quality of goods he provided.

3. Matters not mentioned herein, if any, may be friendly negotiated by the parties hereto. In case the agreement cannot be reached, any party may summit the dispute to the exclusive jurisdiction of a competent court of jurisdiction over the matter.

4. This contract is executed in duplicate, one for each, and shall enter into force after being signed and sealed by both parties.

Party A:

Representative:

Stamped: Tianjin Joway Textile Co., Ltd.

Dec. 15, 2008

Party B:

Representative:

Stamped: Shenyang Joway Industrial Development Co., Ltd.

Dec. 15, 2008

Sales List

Date: Dec. 20th, 2008

Buyer: Tianjin Joway Textile Co., Ltd.

Seller: Shenyang Joway Industrial Development Co., Ltd.

No.	Name of Commodity	Unit	Unit Price	Quantity	Value	Tax Rate	Tax
1	Fabric	Meters	27.00	191.77	5177.91	0	880
2	Soft Cotton	Kilogram	17.00	124.50	2116.50	0	360
3	Golden Mattress	/	280.00	80.00	22400.00	0	3808
4	Big Mattress	/	240.00	100.00	24000.00	0	4080
5	Small Mattress	/	218.90	60.00	13134.00	0	2233
6	Single Mattress	/	150.00	52.00	7800.00	0	1326
7	Scarf	Piece	47.20	161.00	7599.20	0	1292
8	Eyepatch	/	58.00	165.00	9570.00	0	1627
9	Waist Protector	/	185.80	300.00	55740.00	0	9476
10	Knee Protector	Pair	58.60	600.00	35160.00	0	5977
11	Cap	/	97.00	200.00	19400.00	0	3298
12	Female Undergarment	Piece	127.30	626.00	79689.80	0	13547
13	Soap	Piece	11.60	3000.00	34800.00	0	5916
14	Radiation Shielding Sticker	/	19.60	1500.00	29400.00	0	4998
15	Hanbang Capsule	Box	40.00	61.00	2440.00	0	415
16	Physiological Active Sticker	/	20.00	100.00	2000.00	0	340
	Total			7321.27	350427.41		59573

Sales List

Date: Jan. 31st, 2009

Buyer: Tianjin Joway Textile Co., Ltd.

Seller: Shenyang Joway Industrial Development Co., Ltd.

No.	Name of Commodity	Unit	Unit Price	Quantity	Value	Tax Rate	Tax
1	Fabric	Meter	27.00	3188.89	86,100.03	0.17	14,637.01
2	Soft Cotton	Kilogram	17.00	151.00	2,567.00	0.17	436.39
3	Cotton Cloth	Meter	30.00	1581.00	47,430.09	0.17	8,063.12
4	Scarf	Piece	47.20	468.00	22,089.60	0.17	3,755.23
5	Knee Protector	Pair	58.60	30.00	1,758.00	0.17	298.83
	Total			5418.89	159,944.72		27,190.57

Sales List

Date: Dec. 31st, 2009

Buyer: Tianjin Joway Textile Co., Ltd.

Seller: Shenyang Joway Industrial Development Co., Ltd.

No.	Name of Commodity	Unit	Unit Price	Quantity	Value	Tax Rate	Tax
1	Bra	Piece	105.20	619.00	65,118.80	0.17	11,070.20
2	Waist Protector	/	185.80	5.00	929.00	0.17	157.93
3	Cap	/	97.00	1177.00	114,169.00	0.17	19,408.72
4	Male Undergarment	Suit	127.30	26.00	3,309.80	0.17	562.67
5	Female Undergarment	Suit	127.30	22.00	2,800.60	0.17	476.10
6	Xi Brand Tourmaline Activated Water Machine	/	800.00	12.00	9,600.00	0.17	1,632.00
7	Tourmaline Cosmetics Set for Woman	Set	188.00	2.00	376.00	0.17	63.92
8	Fabric	Meter	26.00	1572.77	40,892.00	0.17	6,951.64
	Total				237,195.20		40,323.18

Sales List

Date: Dec. 31st, 2009

Buyer: Tianjin Joway Textile Co., Ltd.

Seller: Shenyang Joway Industrial Development Co., Ltd.

No.	Name of Commodity	Unit	Unit Price	Quantity	Total Value (Tax Included)
1	Fabric	Meter	26.00	8810.87	229,082.62
2	Socks For Woman	Pair	27.70	2942.00	81,493.40
3	Male Underwear	/	35.00	4700.00	164,500.00
4	Female Underwear	/	35.00	5152.00	180,320.00
	Total				655,396.02